Exhibit 99.1

L. Patrick Hassey Chairman, President & Chief Executive Officer November 29, 2006 Bear Stearns 2nd Annual Commodity and Capital Goods Conference

This presentation contains forward-looking statements. Actual results may differ materially from results anticipated in the forward-looking statements. These and additional risk factors are described from time to time in the Company's filings with the Securities and Exchange Commission, including its Report on Form 10-K for the year ended December 31, 2005.

Q3 2006 performance High Performance Metals segment Segment operating profit: 38% of sales Flat-Rolled Products segment Segment operating profit: 14.5% of sales Capitalized on our industry consolidation Organized into 5 business units focused on global markets Engineered Products segment Segment operating profit: 11.8% of sales New APT plant expected to improve profitability Our precision metals processing company is growing to meet demands of the aerospace market What is Driving Performance and Growth? Objective is to make FRP more profitable and less cyclical

Long-term strong demand from aerospace and defense market Increasing demand from markets that are vital to building and rebuilding the global infrastructure What is Driving Performance and Growth?

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 21 20 12 6 6 4 14 10 4 3 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Building the World's Best Specialty Metals Company(tm) Titanium and Titanium Alloys 21% Nickel-Based Alloys and Specialty Alloys 20% Precision and Engineered Strip 12% Stainless Plate 4% Grain-Oriented Silicon Electrical Steel and Tool Steel 6% Exotic Alloys 4% Stainless Sheet 14% Tungsten Materials 6% Cast and Forged Products 3% Q3 YTD 2006 Sales $3.5 billion Specialty Sheet 10% (Note: 2005 Full Year Sales $3.5 billion) Percentage of ATI's Q3 YTD sales High-Value Products Commodity Products

2006 Market Outlook - Major Markets Aerospace and Defense 30% Aerospace robust; Defense strong Chemical Process Industry/Oil & Gas 18% CPI strong in Asia; Oil & Gas strong: down hole, offshore, ethanol, and LNG Electrical Energy 11% Coal (FGD) and wind energy strong; transformer very strong; natural gas and nuclear recovering Medical 4% Prosthesis device and MRI strong Total 63% % of Q3 2006 sales Diversified global specialty metals company

Aerospace and Defense
30% of Q3 YTD 2006 Sales

- A world leader in the production of premium titanium alloys, nickel- and cobalt- based alloys and superalloys, and vacuum-melted specialty alloys for commercial and military jet engines – OEM and spare parts
- Titanium alloys, vacuum-melted specialty alloys and high-strength stainless alloys for commercial and defense airframe components
- Tungsten materials for cutting tools and counterbalance weights for aircraft
- Leading precision metals processing converter of titanium alloys


718
Plus

Emerging Technologies

Allvac® 718 Plus® alloy for jet engine applications

Allvac® 1014 alloy for jet engine shafts in the latest engines

Patented tungsten carbide composite rod for machining airframe and engine components

Unparalleled global supplier

November 2006

7

Jet Engines & Aero-derivative Gas Turbines Blades and Disc Jet Engine Discs RR Trent Engines Cooled Engine Vane Jet Engine Rings Engine Blades & Vanes EJ200 Blisk

Titanium Consumption in Jet Engines Applications: Fan & compressor components: cases, disc, blades & vanes Index of Ti Consumption in Jet Engines Not Including Spares Primary Sources: Airline Monitor, Forecast International History Forecast 2006 consumption on track to exceed previous cyclical peak November 2006

Titanium in Airframe Applications Boeing/ATI Community Awareness Event November 14, 2006 November 2006

Titanium for the 787 Dreamliner Boeing/ATI Community Awareness Event November 14, 2006 November 2006

Market Drivers Air travel is robust, record load factors Demand for new, fuel efficient aircraft Low cost & Int'l airlines profitable, growing 787 scheduled for 2008 A380 delayed Military & regional jet deliveries steady Commercial & Military Aircraft Market Commercial & Military Jet Aircraft Build Rate and Forecast Trends and Market Drivers Aircraft (Source: Airline Monitor, Forecast International) SPARES NOT INCLUDED (Source: Airline Monitor, Forecast International) SPARES NOT INCLUDED Forecast

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Titanium Mill Shipments 155 156 139 157 179 146 151 189 219 234 264 288 303 312 335 339 385 408 423 Allvac Core Markets 114 130 140 164 181 187 189 207 209 252 274 288 Allvac 23 18 17 21 18 14 15 23 27 32 37 48 51 52 57 58 71 77 81 84 Million lbs. Source: USGS, JTS, Industry Public Information World Titanium Industry - All Markets Examples of Titanium/Airframe (lbs.) Boeing 737 20,000 747 90,000 777 120,000 787 250,000 Airbus A320 25,000 A330 37,000 A340 50,000 A380 150,000 Military F-15 50,000 F-22 100,000 A400M 80,000 JSF 60,000 Source: Industry estimates Includes: Aerospace and defense, industrial, medical, and consumer markets ATI Strategic Capital Investments 2005 -2008

Advantage is our installed base Approved Investment Expansion of Titanium Capabilities Phase I $100 million Expansion of Titanium Capabilities Phase II $25 million Expansion of Titanium Capabilities Phase III $25 million Expansion of Titanium Capabilities Phase IV $325 million Expansion of Nickel-based Alloy and Superalloy Capabilities $30 million $505 million Strategic Investments - "So Far" Leading Mill Products Titanium Producer 2005-2008

Titanium Products Processing VAR Press GFM Condition Rolling Condition Forged Billet Rolled Bar Long Products EB PAM Sponge EB VAR VAR Flat-Rolled Products Plate and Sheet

16 Albany, OR Titanium Sponge Facility Phase I complete Producing at 8 million pound annual rate Phase II Full production expected first half 2007 at 4 million pound annual rate Phase III Full production expected second half 2007 at 4 million pound annual rate Control Room Inspection 16 Million Pounds Total

Rowley Salt Lake City Rowley, Utah Titanium Sponge Facility

Cost Estimate: Approximately $325 million Capacity: 24 million pounds Timeframe: Conceptual design: Complete Detail design: Underway Start up plan: Late 2008 Full production: Mid 2009 Rowley, UT Update Albany plus Rowley to give ATI expected internal annual sponge capacity of 40 million pounds In addition, ATI plans to continue to buy titanium sponge from our outside sponge suppliers

A third PAM furnace (plasma arc melt) for premium applications - Bakers, NC Increase in melt/remelt capacity Install new VAR furnaces (vacuum arc remelt) 3 in Bakers, NC 2 in Albany, OR Expand EB melt (electron beam) in Richland, WA 25% increase in high-value plate products capacity Titanium Capacity Expansion

Bakers, NC November 10, 2006 PAM III 2 VARs

20% increase in premium-melt capacity Upgrade and expand VIM furnaces (vacuum induction melt) - Monroe, NC and Lockport, NY Install two ESR (electro slag remelt furnaces) Latrobe, PA Install three VAR (vacuum arc remelt furnaces) Lockport, NY - 2 units Monroe, NC - 1 Nickel & Specialty Alloy Capacity Expansion

Nickel & Specialty Alloy Capacity Expansion ESRs at Latrobe, PA VARs at Lockport, NY

We intend to secure long-term agreements to load our new titanium and nickel-based superalloy capacity using our normal 85% contract to 15% spot business ratio. Boeing Commercial Aerospace LTA - expected total revenue under the agreement at base prices from 2007 through 2015 is approximately $2.5 billion. Additional LTAs with jet engine customers for both titanium alloys and nickel-based superalloys, and aerospace and defense airframe customers for titanium alloys. These LTAs are generally longer and larger than in the past. Long-term Contracts

ATI Metalworking Products APT Project APT (ammonium paratungstate) is the raw material for producing tungsten and tungsten carbide products. We expect to be fully integrated in APT by the end of 2006 and no longer dependent on the high and volatile costs of this raw material from outside suppliers. Control Room APT Crusher

Q3 YTD 2006 - Profitable Growth Growth driven by strong demand from aerospace and defense market and increasing demand from markets vital to building and rebuilding global infrastructure Continuing focus on cost reduction and operating performance improvement through ATI Business System ATI is growing $230 - $250 million capital budget for 2006 Self-funded growth strategy for 2006 and beyond LTA with Boeing - others yet to come Disciplined plan and vision: Building the World's Best Specialty Metals Company(tm) ATI is proactively and successfully developing new profitable growth opportunities for 2007 and beyond In Summary